UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________

                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               September 22, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                      000-52782                  90-0335743
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                 20333 STATE HIGHWAY 249, SUITE 200
                           HOUTSON, TEXAS                         77070
              ________________________________________          __________
              (Address of principal executive offices)          (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   __________

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective September 22, 2009, the Board of Directors authorized the execution of a two-year executive service agreement with Mark Witt (the "Executive Service Agreement"). In accordance with the terms and provisions of the Executive
Service Agreement: (i) the Company shall pay Mr. Witt a monthly salary of $10,000; and (ii) the Company shall grant an aggregate of 3,000,000 stock options (the "Stock Options") to Mr. Witt under its 2008 Stock Option Plan, as amended (the "Stock Option Plan"). The Stock Options shall expire ten (10) years from the Effective Date and shall vest in incremental periods as reflected below (each, hereinafter the "Vesting Date"). The exercise price at each Vesting Date shall be the lesser of: (a) the thirty-day weighted average price of the Company's shares of common stock prior to each of the respective Vesting Date; or (ii) the issue price as established by the Board of Directors of the Company's shares of common stock at each of the equity fundings referenced below in (i). The Vesting Date of the Stock Options is as follows: (i) 1,500,000 Stock Options shall vest on the date the Company closes equity funding(s) aggregating $10,000,000; (ii) 500,000 Stock Options shall vest when the Company has successfully completed its listing and commences trading of its shares of common stock with a designated trading symbol (the "Trading Date") with the NYSE Amex Equities, formerly known as the American Stock Exchange ("NYSE Amex Equities") or comparable major exchange; (iii) 500,000 Stock Options shall vest at the one year anniversary date of the Trading Date (the "First Trading Anniversary Date"); and (iv) 500,000 Stock Options shall vest at the one year anniversary date of the First Trading Anniversary Date (the "Second Trading Anniversary Date").


SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on September 22, 2009, the Board of Directors (the "Board") of Mainland Resources, Inc., a Nevada corporation (the "Company") accepted the resignation of William Thomas as the Treasurer/Chief Financial Officer/Secretary of the Company. Subsequently, on September 22, 2009, the Board of Directors accepted the consent of Mark Witt as the Treasurer/Chief Financial Officer/Secretary and a director of the Company and the consent of William Thomas as a member of the Board of Directors of the Company. In accordance with the unanimous vote of all the members of the Board of Directors at the Special Meeting, Mr. Witt was duly appointed as the Treasurer/Chief Financial Officer and a member of the Board of Directors of the Company and Mr. Thomas was appointed as a memeb of the Board of Directors. Therefore, as of the date of this Current Report, the Company's Board of Directors is comprised of the following individuals: Michael J. Newport, Ernest G. Sorochan, Simeon King Horton, Robert Fedun, Angelo Viard, Charles A. Morrison, J.Jack Cox, William Thomas and Mark Witt.

BIOGRAPHY

WILLIAM THOMAS. Mr. Thomas has over thirty years of experience in the finance and accounting areas for the natural resource sector. Currently, Mr. Thomas is the chief financial officer of Morgan Creek Energy, Nevada corporations that trades on the OTC Bulletin, and Uranium International Corp., a Nevada corporation that trades on the OTC Bulletin Board, as well as Mira Resources, a Canadian public company traded on the TSX Venture Exchange. Mr. Thomas has held various successive management positions with Kerr McGee Corporation's China operations based in Beijing, China, ending in 2004 with his final position as director of business services. For a brief period after leaving Kerr McGee, Mr. Thomas acted as a self-practitioner in the accounting and finance field. In July 2007, he took on the role of chief financial officer for two public resource companies; Hana Mining Inc. and NWT Uranium Corp. Recently, Mr. Thomas resigned from NWT Uranium Corp. in July, 2008 but continues to serve as CFO for Hana Mining. Mr. Thomas was previously general manager (1999-2002), and finance and administration manager (1996-1999) of Kerr McGee's China operations. While in China, Mr. Thomas was responsible for finance including Sarbanes Oxley reporting, budgeting, treasury, procurement, taxation, marketing, insurance and business development, including commercial negotiations with the Chinese partner, China National Offshore Oil Co (CNOOC) and other Chinese and joint venture partners. Mr. Thomas focused heavily on supporting exploration and development operations for three operated blocks in Bohai Bay, as well as evaluation and negotiation of new venture blocks in East China Sea and the South China Sea. He was also responsible for the liaison with CNOOC and other Chinese oil companies, Kerr McGee US management and joint venture partners, where his main focus was to ensure cost effective and timely achievement of various approved work programs and budgets. He was also Chief Representative for Kerr McGee on the Joint Management Committee (JMC). Mr. Thomas previously worked as manager of fixed asset accounting for Kerr McGee Corporation's US operations
(1996), as finance director of Kerr McGee's UK operations based in London/Aberdeen (1992-1996), and Kerr McGee's Canadian operations in Calgary,
Alberta, Canada (1984-1992), including the predecessor company, Maxus Canada Ltd, which was acquired by Kerr McGee Ltd. Over the course of his career, he has been involved in all aspects of managing accounting, budgeting, human resources, administration, insurance, taxation and other business support aspects surrounding gas properties for Kerr McGee. Mr. Thomas was responsible to ensure compliance with COPAS, SEC, FASB and international accounting regulations. He participated on a team that developed the Oracle accounting system application to the Kerr McGee's worldwide operations. He was most notably involved in the company's initial entry into both China and the UK North Sea - start ups of local and expatriate personnel that eventually developed into core areas (over $1 Billion in value) for Kerr McGee, including the company's first operated offshore oil fields in China (CFD 1-1) and the UK (Gryphon).

In his early career Mr. Thomas also held senior management positions in the finance divisions of Norcen Energy Ltd of Calgary, Alberta (1981-1984), Denison Mines Ltd of Ontario Canada (1978-1981) and Algoma Steel Corporation of Sault Ste Marie, Ontario, Canada (1977). He was also a Senior Auditor for the accounting firm, Coopers & Lybrand in Toronto, Canada (1975-1977).

Mr. Thomas attained his Chartered Accountant (CA) designation from the Canadian Institute of Chartered Accountants in 1977. He holds an Honors Bachelor of Commerce and Finance from the University of Toronto, Ontario, Canada.

MARK WITT. During the past twenty-seven years, Mr. Witt has worked in the energy industry including management positions with major energy companies and has served as CFO for three public energy companies. From approximately March 2003 to the present, Mr. Witt has been the president of Commercial Energy Services LLC, which is an energy and financial consulting firm founded by Mr. Witt. During this time, from approximately May 2005 to February 2007, Mr. Witt served as CFO for GFI Oil & Gas Corporation, an internationally focused exploration and production company which was listed on the TSX Venture Exchange.

From approximately February 2002 through March 2003, Mr. Witt was the vice president of energy commodities risk management with Goldman Sachs & Company in New York City. Mr. Witt originated risk management products and structured solutions for power and natural gas companies including power purchase and sale agreements and financial hedges, swaps and options. From approximately June 1999 through February 2002, Mr. Witt was the senior vice president for GDF Suez (Tractebel) Energy Marketing, Inc. where he founded and managed the North American power and gas origination business which included executing power and natural gas purchase and sale contracts, and marketing LNG imports. From approximately November 1997 through June 1999, Mr. Witt was the director of Northeast origination with Enron Capital & Trade Resources Inc. where he worked closely with trading desks to price various components of complex financing and structured derivative transactions. From approximately June 1994 through November 1997, Mr. Witt was a director, CFO and vice president of Virginia Gas Company where he was responsible for raising capital through initial and secondary public offerings on the NASDAQ stock exchange and management of natural gas pipeline and storage, and propane operations. From approximately November 1984 through June 1994, Mr. Witt was employed with British Petroleum Company PLC in Houston and London, where he held progressively responsible financial positions in various businesses including crude and products trading, drilling, and natural gas development and strategic planning.

Mr. Witt earned a BBA in accounting from the University of Texas at Austin.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

10.1 Executive Service Agreement dated September 22, 2009 between Mainland Resources Inc. and Mark Witt.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAINLAND RESOURCES, INC.

DATE:  SEPTEMBER 30, 2009.             /s/ MICHAEL J. NEWPORT
                                       ________________________________________
                                       NAME: MICHAEL J. NEWPORT
                                       TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER


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